Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2045 Fund

Supplement to the Prospectus Dated January 26, 2012

Prospectus Changes

All references to the Dow Jones U.S. Total Stock Market Index are deleted.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 308C 052012